================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------



                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                     --------------------------------------


         Date of Report (Date of earliest event reported): February 8, 2001


                             BIOSPHERE MEDICAL, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its Charter)



        Delaware                      0-23678                     04-3216867
 -------------------------          ------------              -----------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
   of Incorporation)                File Number)             Identification No.)



               1050 Hingham St. Rockland, Massachusetts 02370
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 681-7900



              ----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



================================================================================

ITEM 5. OTHER EVENTS. On February 8, 2001, BioSphere Medical, Inc. issued a press release (which is attached hereto as Exhibit 99) announcing that it had filed a lawsuit against Artes Medical USA, Inc., regarding alleged patent infringement.




ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C)     Exhibits.

        99   The Registrant's Press Release dated February 8, 2001.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





                                               BioSphere Medical, Inc.
                                               (Registrant)




Date:       February 13, 2001                  /s/ Robert M. Palladino
                                               --------------------------------
                                               Vice President and
                                               Chief Financial Officer

EXHIBIT INDEX


Exhibit                                                             Sequential
Number                            Description                     Page Number(s)

99                        The Registrant's Press Release
                          dated February 8, 2001                         5